6. Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Note 6. Goodwill and Other Intangible Assets

As a result of the acquisition of LyndonBank on December 31, 2007, the Company recorded goodwill amounting to $11,574,269. The goodwill is not amortizable and is not deductible for tax purposes. Management evaluated goodwill for impairment at December 31, 2016 and 2015 and concluded that no impairment existed as of such dates.

The Company also recorded $4,161,000 of acquired identified intangible assets representing the core deposit intangible, which is subject to amortization as a non-interest expense over a ten year period. The accumulated amortization expense was $3,888,309 and $3,615,614 as of December 31, 2016 and 2015, respectively. The future amortization expense related to the remaining core deposit intangible at December 31, 2016 is $272,691 and will be fully expensed in 2017.